UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             --------------------

     Date of report (Date of earliest event reported): September 29, 2006

                          Applied DNA Sciences, Inc
              (Exact Name of Registrant as Specified in Charter)


          Nevada                    002-90539                 59-2262718
      (State or Other        (Commission File Number)        (IRS Employer
       Jurisdiction                                       Identification No.)
     of Incorporation)


                       25 Health Sciences Drive, Suite 113
                           Stony Brook, New York 11790
               (Address of Principal Executive Offices) (Zip Code)

                                  631-444-6862
              (Registrant's telephone number, including area code)

                                 Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d- 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e- 4(c))



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Item 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
Audit Report or Completed Interim Review.

      On January 28, 2005 and February 11, 2005, Applied DNA Sciences, Inc. (the "Company" or "we" or "us") closed on a private placement of its securities in which it sold $7,371,000 in aggregate principal amount of 10% secured convertible promissory notes (the "Notes") and warrants to purchase 14,742,000 shares of its common stock (the "Warrants").

      As previously disclosed, on May 16, 2006, our Board of Directors concluded that its previously issued financial statements as of and for (i) the fiscal year ended September 30, 2005, and (ii) the three month periods ended March 31, 2005, June 30, 2005 and December 31, 2005, should no longer be relied upon as a result of the Company having erroneously recorded the Warrants, and the common stock issued upon the conversion of all of the Notes in February, 2005, as "permanent equity."

      On September 29, 2006, authorized officers of the Company also concluded that our previously issued financial statements as of and for the three month periods ended December 31, 2004, March 31, 2006 and June 30, 2006, should no longer be relied upon as a result of the Company having not recorded the fair value of warrants and options to acquire the Company's common stock issued to non-employees during the three months ended December 31, 2004 and March 31, 2005, respectively, for services rendered to the Company.

      Accordingly, we will restate our financial statements as of and for the fiscal year ended September 30, 2005 by disclosing the effect of these errors in an amended Form 10-KSB for the fiscal year ended September 30, 2005, and we will restate our financial statements for the quarters ended December 31, 2004, March 31, 2005, June 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006 by
disclosing the effect of these errors in amended Form 10-QSB's for the three month periods ended December 31, 2004, March 31, 2005, June 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006.

      Our failure to record the fair value of the warrants and options issued to non-employees during the quarters ended March 31, 2004 and March 31, 2005 were discovered in connection with comments raised by the Securities and Exchange Commission (the "SEC") in their review and comment on the Registration Statement on Form SB-2, as amended, that we filed with the SEC on February 15, 2005 (the "Registration Statement"). The SEC requested that we provide additional disclosure regarding the Company's accounting and disclosure of equity compensation issued to non-employees in the form of warrants and options to acquire the Company's common stock. While reviewing and updating our disclosure in response to the SEC's comments, we discovered these errors. Our management was alerted to the facts and circumstances regarding the errors in accounting for these warrants and options. Authorized officers of the Company discussed this matter with the Company's independent public accounting firm, which agreed that the Company's annual and quarterly financial statements could not be relied upon and needed to be restated.

      We are still completing our analysis of the effects of these errors and have not yet quantified the change in our results of operations for any prior periods. Accordingly, we are not yet providing a reasonable estimate of the change in previously reported results.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Applied DNA Sciences, Inc.
                                       (Registrant)



                                       By: /s/ James Hayward
                                           -------------======----
                                           James Hayward
                                           Chief Executive Officer




Date: September 29, 2006